UBS Investment Bank

Fixed Bid Stratification

Available; Jumbo 30yr June; '; '; '; '

Pool Summary	COUNT	UPB	%
Non-Conforming	47	$44,500,420.00	100.00%
Total:	47	$44,500,420.00	100.00%
Adjusted Balance: $44,500,420.43
Data as of Date: 2004-05-01
GROSS WAC: 5.7623%
NET WAC: 5.510%
% SF/PUD: 96.23%
% FULL/ALT: 55.65%
% CASHOUT: 2.25%
% BUYDOWN: 0.00%
% LTV > 80 NO MI: 0.00%
WA LTV: 62.99%
% FICO > 679: 100.00%
% NO FICO: 0.00%
WA FICO: 745
% FIRST LIEN: 100.00%
% PREPAY PENALTY: 0.00%
CALIFORNIA %: 100.00%
Latest Maturity Date: 20340501
Loans with Prepay Penalties: 0.00%

Product Type	COUNT	UPB	%
30 YR FXD	47	$44,500,420.00	100.00%
Total:	47	$44,500,420.00	100.00%

Original Balance	COUNT	UPB	%
$700,000.01 - $750,000.00	5	$3,745,330.00	8.42%
$750,000.01 - $800,000.00	4	3,100,774.00	6.97
$800,000.01 - $850,000.00	7	5,771,989.00	12.97
$850,000.01 - $900,000.00	1	900,000.00	2.02
$900,000.01 - $950,000.00	3	2,760,177.00	6.20
$950,000.01 - $1,000,000.00	24	23,542,277.00	52.90
$1,000,000.01 >=	3	4,679,874.00	10.52
Total:	47	$44,500,420.00	100.00%
Minimum: $750,000.00
Maximum: $2,000,000.00
Average: $955,106.36

Unpaid Balance	COUNT	UPB	%
$700,000.01 - $750,000.00	5	$3,745,330.00	8.42%
$750,000.01 - $800,000.00	4	3,100,774.00	6.97
$800,000.01 - $850,000.00	7	5,771,989.00	12.97
$850,000.01 - $900,000.00	1	900,000.00	2.02
$900,000.01 - $950,000.00	7	6,496,127.00	14.60
$950,000.01 - $1,000,000.00	20	19,806,327.00	44.51
$1,000,000.01 >=	3	4,679,874.00	10.52
Total:	47	$44,500,420.00	100.00%

Gross Rate	COUNT	UPB	%
5.251% - 5.500%	6	$5,646,459.00	12.69%
5.501% - 5.750%	27	24,619,347.00	55.32
5.751% - 6.000%	9	8,996,340.00	20.22
6.001% - 6.250%	5	5,238,274.00	11.77
Total:	47	$44,500,420.00	100.00%
Minimum: 5.375%
Maximum: 6.250%
Weighted Average: 5.762%

Net Rate	COUNT	UPB	%
5.001% - 5.250%	6	$5,646,459.00	12.69%
5.251% - 5.500%	27	24,619,347.00	55.32
5.501% - 5.750%	9	8,996,340.00	20.22
5.751% - 6.000%	5	5,238,274.00	11.77
Total:	47	$44,500,420.00	100.00%
Minimum: 5.125%
Maximum: 6.000%
Weighted Average: 5.510%

Original Term to Maturity	COUNT	UPB	%
360 – 360	47	$44,500,420.00	100.00%
Total:	47	$44,500,420.00	100.00%
Minimum: 360
Maximum: 360
Weighted Average: 360

Remaining Term to Stated Maturity	COUNT	UPB	%
301 – 359	36	$34,179,408.00	76.81%
360 – 360	11	10,321,013.00	23.19
Total:	47	$44,500,420.00	100.00%
Minimum: 356
Maximum: 360
Weighted Average: 359

Seasoning	COUNT	UPB	%
<= 0	11	$10,321,013.00	23.19%
1 – 1	27	25,864,478.00	58.12
2 - 2	7	6,555,930.00	14.73
4 - 4	2	1,759,000.00	3.95
Total:	47	$44,500,420.00	100.00%
Minimum: 0
Maximum: 4
Weighted Average: 1

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

I:\Cas Final\CasMasterSR.cas

May 25, 2004 09:33

UBS Investment Bank

Fixed Bid Stratification

Available; Jumbo 30yr June; '; '; '; '

FICO Scores	COUNT	UPB	%
680 - 689	1	$751,215.00	1.69%
690 - 699	2	1,748,430.00	3.93
700 - 709	4	3,651,199.00	8.20
710 - 719	5	5,502,982.00	12.37
720 - 729	5	5,624,935.00	12.64
730 - 739	1	928,650.00	2.09
740 - 749	2	1,498,503.00	3.37
750 - 759	12	10,696,450.00	24.04
760 - 769	3	2,912,006.00	6.54
770 - 779	4	3,425,538.00	7.70
780 - 789	5	4,769,307.00	10.72
790 - 799	2	1,991,206.00	4.47
800 - 809	1	1,000,000.00	2.25
Total:	47	$44,500,420.00	100.00%
Minimum: 688
Maximum: 807
Weighted Average: 745

Loan To Value Ratio	COUNT	UPB	%
35.001% - 40.000%	3	$3,946,892.00	8.87%
40.001% - 45.000%	3	2,578,650.00	5.79
45.001% - 50.000%	3	2,953,833.00	6.64
50.001% - 55.000%	4	3,775,270.00	8.48
55.001% - 60.000%	5	4,424,214.00	9.94
60.001% - 65.000%	6	5,621,217.00	12.63
65.001% - 70.000%	6	5,720,392.00	12.85
70.001% - 75.000%	5	4,517,955.00	10.15
75.001% - 80.000%	12	10,961,997.00	24.63
Total:	47	$44,500,420.00	100.00%
Minimum: 36.63%
Maximum: 80.00%
Weighted Average: 62.99%

Combined Loan To Value Ratio	COUNT	UPB	%
35.001% - 40.000%	2	$2,996,892.00	6.73%
40.001% - 45.000%	2	1,678,650.00	3.77
45.001% - 50.000%	3	2,953,833.00	6.64
50.001% - 55.000%	6	5,625,270.00	12.64
55.001% - 60.000%	5	4,424,214.00	9.94
60.001% - 65.000%	5	4,622,287.00	10.39
65.001% - 70.000%	5	4,908,392.00	11.03
70.001% - 75.000%	5	4,517,955.00	10.15
75.001% - 80.000%	14	12,772,928.00	28.70
Total:	47	$44,500,420.00	100.00%
Minimum: 36.63%
Maximum: 80.00%
Weighted Average: 64.08%

DTI	COUNT	UPB	%
<= 0.000%	1	$907,152.00	2.04%
11.001% - 16.000%	2	1,927,581.00	4.33
16.001% - 21.000%	3	3,989,553.00	8.97
21.001% - 26.000%	2	1,649,198.00	3.71
26.001% - 31.000%	8	7,737,616.00	17.39
31.001% - 36.000%	4	3,514,291.00	7.90
36.001% - 41.000%	10	9,635,645.00	21.65
41.001% - 46.000%	12	10,632,900.00	23.89
46.001% - 51.000%	3	2,695,378.00	6.06
51.001% - 56.000%	2	1,811,107.00	4.07
Total:	47	$44,500,420.00	100.00%
Minimum: 0.000%
Maximum: 54.260%
Weighted Average: 35.469%

Geographic Concentration	COUNT	UPB	%
CA	47	$44,500,420.00	100.00%
Total:	47	$44,500,420.00	100.00%

North-South CA	COUNT	UPB	%
South CA	30	$29,285,034.00	65.81%
North CA	17	15,215,387.00	34.19
Total:	47	$44,500,420.00	100.00%

Zip Code Concentration	COUNT	UPB	%
94025	4	$3,473,135.00	7.80%
90210	2	2,799,320.00	6.29
90266	2	2,067,964.00	4.65
92677	2	1,701,215.00	3.82
90068	1	1,521,100.00	3.42
Other	36	32,937,686.00	74.02
Total:	47	$44,500,420.00	100.00%

Loan Purpose	COUNT	UPB	%
Rate & Term Refi	25	$23,534,749.00	52.89%
Purchase	21	19,965,672.00	44.87
Cash Out Refi	1	1,000,000.00	2.25
Total:	47	$44,500,420.00	100.00%

Cashout Indicator	COUNT	UPB	%
No	46	$43,500,420.00	97.75%
Yes	1	1,000,000.00	2.25
Total:	47	$44,500,420.00	100.00%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

I:\Cas Final\CasMasterSR.cas

May 25, 2004 09:33

UBS Investment Bank

Fixed Bid Stratification

Available; Jumbo 30yr June; '; '; '; '

Document Type	COUNT	UPB	%
Full	24	$23,966,068.00	53.86%
Streamline	20	17,815,988.00	40.04
Stated Income Full Asset	1	1,000,000.00	2.25
1 Paystub/Assets Verified	1	920,000.00	2.07
Alternate	1	798,365.00	1.79
Total:	47	$44,500,420.00	100.00%

Property Type	COUNT	UPB	%
Single Family	39	$36,271,333.00	81.51%
Pud	6	6,551,239.00	14.72
Condomimium	2	1,677,848.00	3.77
Total:	47	$44,500,420.00	100.00%

Occupancy	COUNT	UPB	%
Owner Occupied	46	$43,571,770.00	97.91%
Second Home	1	928,650.00	2.09
Total:	47	$44,500,420.00	100.00%

Prepayment Penalty (Months)	COUNT	UPB	%
0.000	47	$44,500,420.00	100.00%
Total:	47	$44,500,420.00	100.00%
wa Term: 0.000

Balloon Flag	COUNT	UPB	%
Not a Balloon Loan	47	$44,500,420.00	100.00%
Total:	47	$44,500,420.00	100.00%

Lien Position	COUNT	UPB	%
1	47	$44,500,420.00	100.00%
Total:	47	$44,500,420.00	100.00%

Mortgage Ins.	COUNT	UPB	%
LTV <=80	47	$44,500,420.00	100.00%
Total:	47	$44,500,420.00	100.00%
% LTV > 80 NO MI: 0.00%

The information herein has been provided solely by UBS Investment Bank. Neither the issuer of certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Investment Bank.

I:\Cas Final\CasMasterSR.cas

May 25, 2004 09:33